SUPPLEMENT DATED MARCH 1, 1996

                                      TO

                      PROSPECTUS DATED DECEMBER 29, 1995

                               PANORAMA PREMIER
                INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS
                       WITH FLEXIBLE PURCHASE PAYMENTS
                                  ISSUED BY
                           C.M. MULTI-ACCOUNT A AND
                         C.M. LIFE INSURANCE COMPANY


     As a result of the March 1, 1996 merger of Connecticut Mutual Life Insurance Company with Massachusetts Mutual Life Insurance Company ("MassMutual"), C.M. Life Insurance Company ("C.M. Life") has become a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). The C.M. Multi-Account A ("Account A") remains unchanged by the merger; C.M. Life continues as the depositor for Account A.

     Coincident with the merger, the adviser of the Connecticut Mutual Financial Services Series Fund I, Inc. ("CMFS Series Fund I"), one of the underlying investment funds of Account I, has changed from G.R. Phelps & Company, Inc. to OppenheimerFunds, Inc., ("Oppenheimer"), an indirect subsidiary of MassMutual. BEA Associates and Pilgrim, Baxter & Associates, Ltd. are continuing to serve as subadvisor to certain portfolios of the CMFS Series Fund I. Babson-Stewart Ivory International, an affiliate of Oppenheimer and MassMutual, has replaced Scudder, Stevens & Clark, Inc. as subadvisor to the International Equity Portfolio of CMFS Series Fund I.

     Beginning March 1, 1996, MML Investors Services, Inc. ("MMLISI"), 1414 Main Street, Springfield MA 01144-1013, a wholly-owned subsidiary of MassMutual, is acting as co-underwriter and distributor of the Policies. MMLISI is registered with the Securities and Exchange Commission (the "Commission") as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.